UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2015

W. P. CAREY INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13779	45-4549771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Rockefeller Plaza
New York, NY		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On January 14, 2015, W. P. Carey Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities plc, Barclays Bank PLC and Citigroup Global Markets Limited, as representatives of the several underwriters listed in Schedule 1 to the Underwriting Agreement (collectively, the “Underwriters”), in connection with the public offering (the “Offering”) by the Company of € 500 million aggregate principal amount of the Company’s 2.000% Senior Notes due 2023 (the “Senior Notes”).

The Offering is being made pursuant to (i) the Company’s automatic shelf registration statement on Form S-3ASR (File No. 333-194389) filed with the Securities and Exchange Commission on March 7, 2014, (ii) a preliminary prospectus supplement relating to the Senior Notes, dated as of January 14, 2015, and (iii) a final prospectus supplement relating to the Senior Notes, dated as of January 14, 2015.

The Company intends to use the net proceeds from the Offering to repay amounts outstanding under its senior unsecured credit facility, to fund potential future acquisitions and for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, as well as certain customary indemnification provisions with respect to the Company and the Underwriters relating to certain losses or damages arising out of or in connection with the consummation of the Offering.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Underwriting Agreement, which is being filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.        Other Events.

On January 14, 2015, the Company issued a press release related to the launch of the Offering, as well as a press release relating to the pricing of the Senior Notes. The foregoing description is qualified in its entirety by reference to the launch and pricing press releases, which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1

Underwriting Agreement dated January 14, 2015, by and among W. P. Carey Inc. and J.P. Morgan Securities plc, Barclays Bank PLC and Citigroup Global Markets Limited, as representatives of the several underwriters listed in Schedule 1 thereto.

99.1	Launch Press Release dated January 14, 2015, issued by W. P. Carey Inc.

99.2	Pricing Press Release dated January 14, 2015, issued by W. P. Carey Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date: January 16, 2015	By:	/s/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer